                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this Form 8-K of our report dated October 18, 1996, on our audit of the special purpose statement of operations (exclusive of interest income and expense, depreciation and amortization, rent expense and management fees) of J.B.S. Limited Partnership (A Limited Partnership) for the year ended December 31, 1995. We also consent to the incorporation by reference of said report in the Registration Statements of Federal Realty Investment Trust on Form S-3 (File No. 33-15264, effective August 4, 1987), (File No. 33-63687, effective November 6, 1995) and (File No. 33-63955, effective November 3, 1995).


                                                   HECHT AND COMPANY, P.C.


New York, New York
January 28, 1997

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this Form 8-K of our report dated September 30, 1996, on our audit of the financial statements of Wynnewood Shopping Center, LP (A Pennsylvania Limited Partnership) for the year ended December 31, 1995. We also consent to the incorporation by reference of said report in the Registration Statements of Federal Realty Investment Trust on Forms S-3 (File No. 33-15264, effective August 4, 1987), (File No. 33-63687, effective November 6, 1995) and (File No. 33-63955, effective November 3, 1995).


                                  LANDSBURG PLATT RASCHIATORE & DALTON



Philadelphia, Pennsylvania
January 28, 1997

                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountant, I hereby consent to the inclusion in this Form 8-K of our report dated January 9, 1997, on my audit of the Historical Summary of Gross Income and Direct Operating Expenses of Escondido Promenade Shopping Center, Escondido, California, for the year ended December 31, 1995. I also consent to the incorporation by reference of said report in the Registration Statements of Federal Realty Investment Trust on Forms S-3 (File No. 33-15264, effective August 4, 1987), (File No. 33-63687, effective November 6, 1995) and (File No. 33-63955, effective November 3, 1995).


                                                   HURLEY & COMPANY


Los Angeles, California
January 28, 1997